DIREXION SHARES ETF TRUST

Supplement dated June 18, 2018

to the Statements of Additional Information (“SAI”)

for each series of the Direxion Shares ETF Trust

On June 15, 2018, Eric W. Falkeis resigned his positions as Trustee and Principal Executive Officer of the Trust, effective immediately. Accordingly, all references to Eric W. Falkeis are hereby removed from the Trust’s SAIs.

For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your SAI.